Exhibit 10.4

CLIFFORD CHANCE US LLP

EXECUTION VERSION

DATED AS OF MARCH 31, 2023

VERTICAL HORIZONS, LTD.,
AS BORROWER
EACH LENDER
IDENTIFIED ON THE SIGNATURE PAGE HERETO
AS LENDERS
CITIBANK, N.A.,
AS FACILITY AGENT
CITIBANK, N.A.,
AS ARRANGER
BANK OF UTAH,
NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY
AS SECURITY TRUSTEE

AMENDMENT NO. 3 TO EIGHTH AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS OF
JUNE 30, 2022
IN RESPECT OF THE PDP FINANCING OF
TWENTY-ONE (21) AIRBUS A320NEO AIRCRAFT
AND SIXTY-THREE (63) AIRBUS A321NEO
AIRCRAFT

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TABLE CONTENTS
Clause    Page

1. Certain Definitions	1
2. Amendments	1
3. Conditions Precedent	2
4. Reference to and Effect on the Credit Agreement	2
5. Miscellaneous	2

Schedule III    Advances

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THIS AMENDMENT NO. 3 TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 31, 2023 (this “Amendment”) is among
(1)VERTICAL HORIZONS, LTD., a Cayman Islands exempted company (the “Borrower”);
(2)EACH LENDER IDENTIFIED ON THE SIGNATURE PAGE HERETO;
(3)CITIBANK, N.A., as the Facility Agent acting on behalf of the Lenders;
(4)CITIBANK, N.A., in its capacity as the Arranger (the “Arranger”); and
(5)BANK OF UTAH, not in its individual capacity but solely as Security Trustee acting on behalf of the Facility Agent and the Lenders.
WHEREAS, certain parties hereto entered into the eighth amended and restated credit agreement dated as of June 30, 2022 (as amended by that certain Amendment No. 1 dated December 29, 2022, as further amended by that certain Amendment No. 2 dated March 1, 2023, and as further amended, supplemented and otherwise modified from time to time, the “Credit Agreement”), among the Borrower, each Lender identified on Schedule I thereto, the Facility Agent, the Arranger and the Security Trustee, pursuant to which the Lenders made Loans available with respect to the Aircraft;
WHEREAS, Clause 10.22 requires the Borrower to provide certain engine documents prior to April 1, 2023;
WHEREAS, engines will not be selected for certain Aircraft prior to April 1, 2023;
WHEREAS, the parties hereto now wish to amend the Credit Agreement as more particularly set forth herein; and
NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:
1.CERTAIN DEFINITIONS
1.1Except as otherwise defined in this Amendment, terms used herein in capitalized form shall have the meanings attributed thereto in the Credit Agreement.
1.2Unless the context otherwise requires, any reference herein to any of the Operative Documents refers to such document as it may be modified, amended or supplemented from time to time in accordance with its terms and the terms of each other agreement restricting the modification, amendment or supplement thereof.
2.AMENDMENTS
As of the date on which all of the conditions precedent listed in Clause 3 are either satisfied or waived in writing by the Facility Agent (hereinafter referred to as, the “Effective Date”) the Credit Agreement shall be amended as follows:
2.1Clause 10.22 of the Credit Agreement is hereby amended by replacing the phrase “April 1, 2023” wherever it appears with the phrase “June 30, 2023”.

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2.2Schedule III of the Credit Agreement is hereby deleted in its entirety and replaced in the form of Schedule III attached hereto.
3.CONDITIONS PRECEDENT
It is agreed that the effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:
3.1this Amendment shall have been duly authorized, executed and delivered by the parties hereto, shall each be satisfactory in form and substance to the Facility Agent and shall be in full force and effect and executed counterparts shall have been delivered to the Facility Agent and its counsel;
3.2no Default or Event of Default shall have occurred and be continuing;
3.3each Guarantee shall be in full force and effect after giving effect to this Amendment; and
3.4the Loans have not become due and payable or will, with the passing of time, become due and payable pursuant to clause 5.9(c), (d), or (e) of the Credit Agreement.
4.REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT
The Credit Agreement, as specifically amended by this Amendment, shall continue to be in full force and effect. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Operative Documents not expressly referred to herein.
5.MISCELLANEOUS
5.1This Amendment shall in all respects be governed by, and construed in accordance with, the law of the State of New York.
5.2This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by e-mail (PDF) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. A party’s electronic signature (complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) shall have the same validity and effect as a signature affixed by the party’s hand.
5.3The provisions of the Credit Agreement with respect to delivery of notices, jurisdiction, service of process, waiver of trial by jury, venue and inconvenient forum are incorporated in this Amendment by reference as if such provisions were set forth herein.
5.4This Amendment shall be deemed an “Operative Document” as such term is defined in Annex A to the Credit Agreement.
[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.
BORROWER

VERTICAL HORIZONS, LTD., Borrower

By:    /s/ Rachel Fisher
Name: Rachel Fisher
Title: Director

Amendment No. 3 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)
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SECURITY TRUSTEE

BANK OF UTAH, not in its individual capacity but solely as Security Trustee

By:    /s/ Jon Croasmun
Name: Jon Croasmun
Title: Senior Vice President

By:    /s/ Kade Baird
Name: Kade Baird
Title: Assistant Vice President

Amendment No. 3 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)
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FACILITY AGENT

CITIBANK, N.A., as Facility Agent

By:    /s/ Michael Leonard
Name: Michael Leonard
Title: VP

Amendment No. 3 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)
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LENDERS

CITIBANK, N.A., as Citi Lender, Lender and Arranger

By:    /s/ Michael Leonard
Name: Michael Leonard
Title: VP

Amendment No. 3 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)
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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:    /s/ Philip Tancorra
Name: Philip Tancorra
Title: Vice President
###
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By:    /s/ Suzan Onal
Name: Suzan Onal
Title: Vice President
###
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Amendment No. 3 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)
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BARCLAYS BANK PLC, as a Lender

By:    /s/ Warren Veech III
Name: Warren Veech III
Title: Vice President

Amendment No. 3 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)
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MORGAN STANLEY SENIOR FUNDING INC., as a Lender

By:    /s/ Jack Kuhns
Name: Jack Kuhns
Title: Vice President

Amendment No. 3 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)
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Each Guarantor hereby acknowledges and agrees that notwithstanding the amendments contemplated by this Amendment, each Guarantee shall remain in full force and effect and shall be a guarantee of the Borrower’s obligations as amended by this Amendment.

Acknowledged and agreed:

GUARANTORS

FRONTIER AIRLINES HOLDINGS, INC., as a Guarantor

By:    /s/ Howard Diamond
Name: Howard Diamond
Title: SVP, General Counsel & Secretary

FRONTIER AIRLINES, INC., as a Guarantor

By:    /s/ Howard Diamond
Name: Howard Diamond
Title: SVP, General Counsel & Secretary

FRONTIER GROUP HOLDINGS, INC., as a Guarantor

By:    /s/ Howard Diamond
Name: Howard Diamond
Title: SVP, General Counsel & Secretary

Amendment No. 3 to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)
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SCHEDULE III
ADVANCES

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